                                                                  EXHIBIT 24 (I)

                               POWER OF ATTORNEY

    Each of the undersigned directors and officers of Thomas & Betts Corporation hereby severally constitutes T. Kevin Dunnigan, Clyde R. Moore, Jerry Kronenberg and Fred R. Jones, or any one of them (with full power of each of them to act alone), his or her true and lawful attorney-in-fact, with full power of substitution and re-substitution, to execute on our behalf a Registration Statement on Form S-4 relating to the Common Stock of Thomas & Betts Corporation, to be issued in connection with the acquisition of Augat Inc., and any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same, with all exhibits and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of said attorneys-in-fact and agents full power and authority to perform each and every act necessary to be done as fully to all intents and purposes as he or she could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

    Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

                  SIGNATURE                                        TITLE                             DATE
---------------------------------------------  ---------------------------------------------  -------------------

/s/ T. KEVIN DUNNIGAN                          Chairman of the Board, Chief Executive
-----------------------------------              Officer and Director                            October  4, 1996
T. Kevin Dunnigan

/s/ CLYDE R. MOORE                             President, Chief Operating Officer and
-----------------------------------              Director                                        October  4, 1996
Clyde R. Moore

/s/ FRED R. JONES                              Vice President-Finance and Treasurer (Chief
-----------------------------------              Financial Officer and Principal Accounting
Fred R. Jones                                    Officer)                                        October  4, 1996

/s/ JERRY KRONENBERG
-----------------------------------            Vice President-General Counsel                    October  4, 1996
Jerry Kronenberg

/s/ RAYMOND B. CAREY, JR.
-----------------------------------            Director                                          October 29, 1996
Raymond B. Carey, Jr.

-----------------------------------            Director                                          October   , 1996
Ernest H. Drew

/s/ JEANANNE K. HAUSWALD
-----------------------------------            Director                                          October  4, 1996
Jeananne K. Hauswald

/s/ THOMAS W. JONES
-----------------------------------            Director                                          October  4, 1996
Thomas W. Jones

/s/ ROBERT A. KENKEL
-----------------------------------            Director                                          October  4, 1996
Robert A. Kenkel

/s/ KENNETH R. MASTERSON
-----------------------------------            Director                                          October  4, 1996
Kenneth R. Masterson

                  SIGNATURE                                        TITLE                             DATE
---------------------------------------------  ---------------------------------------------  -------------------
/s/ J. DAVID PARKINSON
-----------------------------------            Director                                          October  4, 1996
J. David Parkinson

/s/ JEAN-PAUL RICHARD
-----------------------------------            Director                                          October  4, 1996
Jean-Paul Richard

/s/ IAN M. ROSS
-----------------------------------            Director                                          October 29, 1996
Ian M. Ross

/s/ WILLIAM H. WALTRIP
-----------------------------------            Director                                          October 28, 1996
William H. Waltrip